EXHIBIT (b)

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Executive Officer of Triloma EIG Global Energy Fund, with respect to the registrant’s Form N-CSR for the period ended December 31, 2015 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Deryck A. Harmer
Date: March 10, 2016	Deryck A. Harmer
President and Chief Executive Officer

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Financial Officer of Triloma EIG Global Energy Fund, with respect to the registrant’s Form N-CSR for the period ended December 31, 2015 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Eric S. Nadeau
Date: March 10, 2016	Eric S. Nadeau
Chief Financial Officer